UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39158	65-0847995
(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

As previously disclosed, AppTech Payments Corp. (the “Company” or “our”) received a notice dated May 9, 2024, from the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last thirty (30) consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq granted the Company one hundred and eighty (180) calendar days, or until November 5, 2024, to regain compliance with the Minimum Bid Price Requirement. In order to regain compliance, the closing bid price of the Company’s common stock must be at least $1 per share for a minimum of 10 consecutive business days during this 180-day period. In addition, the Company received another notice dated August 21, 2024 from the Staff, notifying that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing (the “Minimum Stockholders’ Equity Requirement”).

On November 6, 2024, the Company received a notice from the Staff indicating that the Company has not regained compliance with the Minimum Bid Price Requirement and, accordingly, its securities are subject to delisting from Nasdaq unless the Company timely requests an appeal of its determination before the Nasdaq Hearings Panel (the “Panel”) by November 13, 2024. The Staff also requested the Company to address the concern of the compliance with the Minimum Stockholders’ Equity Requirement if it appeals the Staff’s determination. If the Company does not appeal the Staff’s delisting determination by November 13, 2024, trading of the Company’s securities will be suspended at the opening of business on November 15, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

On November 12, 2024, the Company timely requested a hearing before the Panel to appeal the delisting determination by the Staff. The Company is diligently working to regain compliance with the Minimum Bid Price Requirement and the Minimum Stockholders’ Equity Requirement. However, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement and the Minimum Stockholders’ Equity Requirement or maintain compliance with Nasdaq listing criteria.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: November 12, 2024	By:	/s/ Luke D’Angelo
Luke D’Angelo
Chief Executive Officer

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